AMENDMENT NO. 8
TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

Amendment No. 8, dated as of March 24, 2006 (this "Amendment"), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the "Buyer"), THE NEW YORK MORTGAGE COMPANY, LLC ("NYM Company"), NEW YORK MORTGAGE FUNDING, LLC ("NYM Funding" and together with NYM Company the "Sellers") and NEW YORK MORTGAGE TRUST, INC (the "Guarantor").

RECITALS

The Buyer, the Sellers and the Guarantor are parties to that certain Amended and Restated Master Repurchase Agreement, dated as of March 30, 2005, as amended by Amendment No. 1, dated as of April 29, 2005, Amendment No. 2, dated as of May 10, 2005, Amendment No. 3, dated as of July 18, 2005, Amendment No.4, dated as of August 5, 2005, Amendment No. 5, dated as of September 6, 2005, Amendment No. 6, dated as of November 14, 2005 and Amendment No. 7, dated as of March 14, 2006 (the "Existing Master Repurchase Agreement"; as amended by this Amendment, the "Master Repurchase Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Master Repurchase Agreement.

The Buyer the Sellers and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Master Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement. As a condition precedent to amending the Existing Master Repurchase Agreement, the Buyer has required the Guarantor to ratify and affirm the Guaranty on the date hereof.

Accordingly, the Buyer the Sellers and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Master Repurchase Agreement is hereby amended as follows:

SECTION 1. Definitions. Section 2 of the Existing Repurchase Agreement is hereby amended by:

1.1 adding the following definitions in their proper alphabetical order:

"Cash Equivalents" means (a) securities with maturities of 90 days or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of 90 days or less from the date of acquisition and overnight bank deposits of Buyer or of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of Buyer or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than seven days with respect to securities issued or fully guaranteed or insured by the United States Government, (d) commercial paper of a domestic issuer rated at least A-1 or the equivalent thereof by S&P or P-1 or the equivalent thereof by Moody's and in either case maturing within 90 days after the day of acquisition, (e) securities with maturities of 90 days or less from the date of acquisition issued or fully guaranteed by any

state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's, (f) securities with maturities of 90 days or less from the date of acquisition backed by standby letters of credit issued by Buyer or any commercial bank satisfying the requirements of clause (b) of this definition or (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.

"Unencumbered Liquid Assets" means mortgage backed securities which (a) have a rating by S&P of "AAA", (b) are free of all liens and encumbrances, and (c) are on the balance sheet of the Parent Guarantor.

1.2 deleting the definitions of "Purchase Price" and "Termination Date" in their entirety and replacing them with the following:

"Purchase Price" means the price at which each Purchased Mortgage Loan is transferred by a Seller to Buyer, which shall equal:

(a) on the Purchase Date, in the case of Purchased Mortgage Loans other than Construction Mortgage Loans the lesser of either: (x) the product of (1) the Market Value of such Purchased Mortgage Loan multiplied by (2) the applicable Purchase Price Percentage for such Mortgage Loan or (y) the product of (1) 99% multiplied by (2) the outstanding principal amount thereof as set forth on the related Mortgage Loan Schedule;

(b) on the Purchase Date, in the case of Construction Mortgage Loans the product of (1) the Market Value of such Purchased Mortgage Loan multiplied by (2) the applicable Purchase Price Percentage for such Mortgage Loan; or

(c) on any day after the Purchase Date, except where Buyer and the Sellers agree otherwise, the amount determined under the immediately preceding clauses (a) or (b) decreased by the amount of any cash transferred by the Sellers to Buyer pursuant to Section 4(c) hereof or applied to reduce the Sellers' obligations under clause (ii) of Section 4(b) hereof or under Section 6 hereof.

"Termination Date" means the earlier of (a) March 30, 2007, and (b) the date of the occurrence of an Event of Default.

SECTION 2. Covenants. Section 14 of the Existing Repurchase Agreement is hereby amended by adding the following subsection (ee) thereto in its entirety:

"(ee) Minimum Liquidity. The Parent Guarantor shall ensure that, as of the end of each calendar month, it has (i) the sum of cash and Cash Equivalents in an amount not less than $5,000,000 and (ii) the sum of cash, Cash Equivalents and Unencumbered Liquid Assets in an amount not less than $15,000,000.

SECTION 3. Events of Default. Section 15 of the Existing Repurchase Agreement is hereby amended by deleting subsection (f) thereto and replacing it with the following:

"f. Breach of Financial Representation or Covenant or Obligation. A breach by either Seller or the Parent Guarantor of any of the representations, warranties or covenants or obligations set forth in Sections 13(a)(1), 13(a)(7), 13(a)(12), 13(a)(19), 13(a)(24), 14a, 14b, 14d, 14e, 14r, 14v, 14w, 14bb, 14cc, 14dd or 14ee of this Agreement."

SECTION 4. Exhibits. Exhibit D of the Existing Repurchase Agreement is hereby amended by deleting it in its entirety and replacing it with Exhibit A hereto.

SECTION 5. Conditions Precedent. This Amendment shall become effective on the date hereof (the "Amendment Effective Date"), subject to the satisfaction of the following conditions precedent:

5.1 Delivered Documents. On the Amendment Effective Date, the Buyer shall have received the following documents, each of which shall be satisfactory to the Buyer in form and substance:

(1) this Amendment, executed and delivered by duly authorized officers of the Buyer, the Sellers and the Guarantor; and

(2) such other documents as the Buyer or counsel to the Buyer may reasonably request.

5.2 Payment of Attorneys' Fees. On the Amendment Effective Date, the Sellers shall have paid attorneys' fees to Buyer or its counsel either by payment or by authorized debit in connection with this Amendment in an amount equal to $4,500.

SECTION 6. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Master Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 7. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 8. Reaffirmation of Guaranty. The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that such Guaranty shall apply to all of the Obligations under the Master Repurchase Agreement, as it may be amended, modified and in effect, from time to time.

SECTION 9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,
as Buyer

By: Bruce S. Kaiserman
Name: BRUCE S. KAISERMAN
Title: VICE PRESIDENT

NYM Company:

THE NEW YORK MORTGAGE COMPANY, LLC,
as Seller

By:______________________________
Name:
Title:

NYM Funding:

NEW YORK MORTGAGE FUNDING, LLC,
as Seller

By:______________________________
Name:
Title:

Guarantor

NEW YORK MORTGAGE TRUST, INC,
as Seller

By:______________________________
Name:
Title:

IN WITNESS WHEREOF, the parties have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

Buyer:

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,
as Buyer

By:____________________
Name:
Title:

NYM Company:

THE NEW YORK MORTGAGE COMPANY, LLC,
as Seller

By:____________________
Name: Steven B. Schnall
Title: President and Chief Executive Officer

NYM Funding:

NEW YORK MORTGAGE FUNDING, LLC,
as Seller

By:____________________
Name: Steven B. Schnall
Title: Chief Operating Officer

Guarantor

NEW YORK MORTGAGE TRUST, INC,
as Seller

By:____________________
Name: Steven B. Schnall
Title: President and Co-Chief Executive Officer

NYLIB5 892038.2

Exhibit A to Amendment No. 8

EXHIBIT D

OFFICER'S COMPLIANCE CERTIFICATE

I, ___________________, do hereby certify that I am duly elected, qualified and authorized officer of [The New York Mortgage Company, LLC][New York Mortgage Funding, LLC][New York Mortgage Trust, Inc.] ("Seller")("Parent Guarantor"). This Certificate is delivered to you in connection with Section 17b of the Master Repurchase Agreement dated as of March 30, 2005, among Seller, New York Mortgage Trust, Inc. (the "Parent Guarantor") and Credit Suisse First Boston Mortgage Capital LLC (the "Agreement"), as the same may be amended from time to time. I hereby certify that, as of the date of the financial statements attached hereto and as of the date hereof, [Seller][Parent Guarantor] is and has been in compliance with all the terms of the Agreement and, without limiting the generality of the foregoing, I certify that:

Adjusted Tangible Net Worth. The Parent Guarantor has maintained an Adjusted Tangible Net Worth of at least $115 million. A detailed summary of the calculation of the Parent Guarantor's actual Adjusted Tangible Net Worth is provided in Schedule 1 hereto.

Indebtedness to Adjusted Tangible Net Worth Ratio. The Parent Guarantor's ratio of Indebtedness to Adjusted Tangible Net Worth has not exceeded 15:1. A detailed summary of the calculation of the Parent Guarantor's actual Indebtedness to Adjust Tangible Net Worth is provided in Schedule 1 hereto.

Maintenance of Profitability. The Parent Guarantor has not permitted, for any Test Period, Net Income for such Test Period, before income taxes for such Test Period and distributions made during such Test Period, to be less than $1.00.

Minimum Liquidity. The Parent Guarantor has ensured that, as of the end of each calendar month, it has (i) the sum of cash and Cash Equivalents in an amount not less than $5,000,000 and (ii) the sum of cash, Cash Equivalents and Unencumbered Liquid Assets in an amount not less than $15,000,000.

Insurance. Seller, the Parent Guarantor or their Affiliates, have maintained, for Seller, the Parent Guarantor and their subsidiaries, insurance coverage with respect to employee dishonesty, forgery or alteration, theft, disappearance and destruction, robbery and safe burglary, property (other than money and securities) and computer fraud or an aggregate amount of at least $_____________. The actual amount of such coverage is $_____________.

Financial Statements. The financial statements attached hereto are accurate and complete, accurately reflect the financial condition of Seller, and do not omit any material fact as of the date(s) thereof.

Documentation. Seller has performed the documentation procedures required by its operational guidelines with respect to endorsements and assignments, including the recordation of assignments, or has verified that such documentation procedures have been performed by a prior holder of such Mortgage Loan.

Compliance. Seller has observed or performed in all material respects all of its covenants and other agreements, and satisfied every condition, contained in the Agreement and the other Program Agreements to be observed, performed and satisfied by it.

Regulatory Action. Seller is not currently under investigation or, to best of Seller's knowledge, no investigation by any federal, state or local government agency is threatened. Seller has not been the subject of any government investigation which has resulted in the voluntary or involuntary suspension of a license, a cease and desist order, or such other action as could adversely impact Seller's business.

No Default. No Default or Event of Default has occurred or is continuing. If any Default or Event of Default has occurred and is continuing, Seller shall describe the same in reasonable detail and describe the action the Seller has taken or proposes to take with respect thereto, and if such Default or Event of Default has been expressly waived by Buyer in writing, Seller shall describe the Default or Event of Default and provide the date of the related waiver. Neither Seller nor Parent Guarantor has paid any dividends greater than Net Income in any calendar year.

Indebtedness. All Indebtedness (other than Indebtedness evidenced by the Repurchase Agreement) of Seller existing on the date hereof is listed on Schedule 2 hereto.

Purchased Mortgage Loans. Attached hereto as Schedule 1 is a true and correct list of all Mortgage Loans purchased by Buyer and held by Custodian pending repurchase.

Originations. Attached hereto as Schedule 4 is a true and correct summary of all Mortgage Loans originated by Seller during the calendar quarter ending on [DATE].

REIT Qualification Tests. NYMF is, and has been since _____________, a real estate investment trust (a "REIT") for U.S. federal income tax purposes. Attached hereto as Schedule 5 is a true and correct summary of the calculations for REIT qualification of NYMF.

REIT Asset and Income Tests.

(i) At the close of each taxable year, at least 75 percent of NYMF's gross income consists of (i) "rents from real property" within the meaning of

Section 856(c)(3)(A) of the Code, (ii) interest on obligations secured by mortgages on real property or on interests in real property, within the meaning of Section 856(c)(3)(B) of the Code, (iii) gain from the sale or other disposition of real property (including interests in real property and interests in mortgages on real property) which is not property described in Section 1221(a)(1) of the Code, within the meaning of Section 856(c)(3)(C) of the Code, (iv) dividends or other distributions on, and gain (other than gain from "prohibited transactions" within the meaning of Section 857(b)(6)(B)(iii) of the Code) from the sale or other disposition of, transferable shares (or transferable certificates of beneficial interest) in other qualifying REITs within the meaning of Section 856(d)(3)(D) of the Code, and (v) amounts described in Sections 856(c)(3)(E) through 856(c)(3)(I) of the Code.

(ii) At the close of each taxable year, at least 95 percent of NYMF's gross income consists of (i) the items of income described in paragraph 1 hereof (other than those described in Section 856(c)(3)(I) of the Code), (ii) gain realized from the sale or other disposition of stock or securities which are not property described in Section 1221(a)(1) of the Code, (iii) interest and (iv) dividends, in each case within the meaning of Section 856(c)(2) of the Code.

(iii) At the close of each quarter of NYMF's taxable years, at least 75 percent of the value of NYMF's total assets (as determined in accordance with Treasury Regulations Section 1.856-2(d)) has consisted of and will consist of real estate assets within the meaning of Sections 856(c)(4) and 856(c)(5)(B) of the Code, cash and cash items (including receivables which arise in the ordinary course of NYMF's operations, but not including receivables purchased from another person), and Government Securities; unless (a) the test described in this paragraph (iii) has been satisfied as of the end of the immediately preceding quarter of NYMF's taxable year, (b) such test is not satisfied as the result of the acquisition of a security or property during the current quarter of NYMF's taxable year, (c) NYMF delivers within 10 days of the end of the current quarter of NYMF's taxable year to Buyer notice that such test is not satisfied, (d) such test is satisfied within the 30 day period as provided under section 856(c)(4), and (e) an officer of NYMF certifies as to such satisfaction within such 30 day period, and provides documentation, reasonably satisfactory to Buyer evidencing such satisfaction.

(iv) At the close of each quarter of each of NYMF's taxable years, (a) not more than 25 percent of NYMF's total asset value will be represented by securities (other than those described in paragraph 3), (b) not more than 20 percent of NYMF's total asset value will be represented by securities of one or more taxable REIT subsidiaries, and (c) (i) not more than 5 percent of the value of NYMF's total assets will be represented by securities of any one issuer (other than Government Securities and securities of taxable REIT subsidiaries), and (ii) NYMF will not hold securities possessing more than 10 percent of the total voting power or value of the outstanding securities of any one issuer (other than Government Securities, securities of taxable REIT subsidiaries, and securities of a qualified REIT subsidiary within the meaning of Section 856(i) of the Code); unless (d) the tests described in this paragraph (iv) have been satisfied as of the end of the immediately preceding quarter of NYMF's taxable year, (e) any of the tests described in this paragraph (iv) are not satisfied as the result of the acquisition of a security or

property during the current quarter of NYMF's taxable year, (f) NYMF delivers within 10 days of the end of the current quarter of NYMF's taxable year to Buyer notice that such test is not satisfied, (g) such test is satisfied within the 30 day period as provided under section 856(c)(4), and (h) an officer of NYMF certifies as to such satisfaction within such 30 day period, and provides documentation, reasonably satisfactory to Buyer evidencing such satisfaction."

IN WITNESS WHEREOF, I have set my hand this _____ day of ________, ________.

By:______________________________
Name: ___________________________
Title: ___________________________

Acknowledged and Agreed,

New York Mortgage Trust, Inc., as Parent Guarantor

By:____
Name: ________________________
Title: ________________________

NYLIB5 892038.2

<u>SCHEDULE 1 TO OFFICER'S COMPLIANCE CERTIFICATE</u>
CALCULATIONS OF FINANCIAL COVENANTS
As of the quarter ended [Date]

I.	**Adjusted Tangible Net Worth**	
1.	Net Worth (book)	$
	Plus:	
2.	Subordinated Debt (maturity > CSFB line maturity)	$
I.(a)	**Total of items 1-2**	**$**
	Less:	
3.	Capitalized servicing balance	$
4.	Goodwill	$
5.	Receivables or advances due from shareholders, affiliates, employees or related parties	$
6.	Trademarks	$
7.	Capitalized organizational expenses	$
8.	Copyrights	$
9.	Tradenames	$
10.	Restricted Cash	$
11.	Deferred Charges	$
12.	Prepaid assets	$
13.	Investments in related entities, partnerships	$
14.	Any other intangible assets	$
I.(b)	**Total of items 3-14**	**$**
I.(c)	**Actual Adjusted Tangible Net Worth (a minus b)**	**$**
	Adjusted Tangible Net Worth Covenant	$
	Compliance?	**Yes / No**
II.	**<u>Leverage Ratio</u>**	
	Total Debt divided by Adjusted Tangible Net Worth – Actual	**xx.x**
	Leverage Covenant	xx.x
	Compliance?	**Yes / No**

NYLIB5 892038.2

SCHEDULE 2 TO OFFICER'S COMPLIANCE CERTIFICATE

INDEBTEDNESS as of ______________________

LENDER	TOTAL COMMITMENT	OUTSTANDING INDEBTEDNESS	EXPIRATION DATE

SCHEDULE 3 TO OFFICER'S COMPLIANCE CERTIFICATE

PURCHASED MORTGAGE LOANS

SCHEDULE 4 TO OFFICER'S COMPLIANCE CERTIFICATE

OVERALL MORTGAGE LOAN ORIGINATIONS

MORTGAGE LOAN TYPE	TOTAL NUMBER OF MORTGAGE LOANS ORIGINATED	AGGREGATE PRINCIPAL BALANCE OF MORTGAGE LOANS ORIGINATED
Alt-A Mortgage Loans		
Conforming Mortgage Loans		
Jumbo Mortgage Loans		
Second Lien Mortgage Loans		
Sub-Prime Mortgage Loans		

SCHEDULE 5 TO OFFICER'S COMPLIANCE CERTIFICATE
CALCULATIONS FOR REIT QUALIFICATION
As of the quarter ended [Date]

I.	**75% of Gross Income (section 856(c)(3)):**	
1.	Gross income for quarter	$
2.	Qualifying income under section 856(c)(3)	$
3.	Line 2 divided by Line 1 (cannot be less than 0.75)	
II.	**95% of Gross Income (section 856(c)(2)):**	
4.	Qualifying income under section 856(c)(2)	
5.	Line 4 divided by Line 1 (cannot be less than 0.95)	
III.	**75% of Total Assets (section 856(c)(4)(A)):**	
6.	Value of total assets	$
7.	Qualifying assets under section 856(c)(4)(A)	$
8.	Line 7 divided by Line 6 (cannot be less than 0.75)	
IV.	**25% of Total Assets (section 856(c)(4)(B)(i)):**	
9.	Value of securities held (other than those included in Line 7)	$
10.	Line 9 divided by Line 6 (cannot be more than 0.25)	
V.	**20% of Total Assets (section 856(c)(4)(B)(ii)):**	
11.	Value of securities of one or more taxable REIT subsidiaries	$
12.	Line 11 divided by Line 6 (cannot be more than 0.2)	
VI.	**5% of Total Assets (section 856(c)(4)(B)(iii)(I)):**	
13.	Value of securities held of each issuer (except for those included in Line 7 or Line 11)	
14.	Line 13 divided by Line 6 (cannot be more than 0.05)	

NYLIB5 892038.2